UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549 [GRAPHIC OMITTED]

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2007


                              PORTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


            Kentucky                     001-33033             61-1142247
            --------                     ---------             ----------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)       Identification No.)


               2500 Eastpoint Parkway, Louisville, Kentucky, 40223
                    (Address of principal executive offices)


                                 (502) 499-4800
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

      On May 17, 2007, the Company's Board of Directors approved the appointment of C. Bradford Harris, age 36, as Executive Vice President and Corporate General Counsel.

      Mr. Harris joined Porter Bancorp as Corporate General Counsel in October 2006 from Frost Brown Todd LLC, where he was a Member specializing in banking, securities, mergers and acquisitions and general corporate law. He received his undergraduate degree and his JD/MBA from the University of Kentucky.

      Neither Mr. Harris nor any member of his immediate family has engaged, directly or indirectly, in any transaction, or series of similar transactions, with Porter Bancorp or any of its subsidiaries since January 1, 2006.

      A copy of the Press Release announcing the appointment is included as
Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

             (a) through (c)        Not applicable

             (d) Exhibits

          Exhibit No.    Description
          -----------    -----------
             99.1        News Release issued by Porter Bancorp Inc.
                         on May 22, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2007                Porter Bancorp Inc.

                                  By:    /s/ David B. Pierce
                                  ------------------------------
                                         David B. Pierce
                                         Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit  Description
-------  -----------
99.1     News Release dated May 22, 2007